EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 to December 31, 2009

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	1/29/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR-1a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Debtors		Reporting Period: December 1, 2009 to December 31, 2009

Debtor		Advanta Corp.	Advanta Business Services Holding Corp.	Corp. Pledge	Advanta Service Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance Corp.	Advanta Mortgage Holding Co.	Corp. USA
Cash - Beginning of Reporting Period		$102,173,910	$5,817	$57,677	$1,644	$842,656	$542,274	$4,990	$90	$49,990
Receipts
Receivable Receipts		2,665,072					-
Class D Interest		-	190,456				-
Investment Receipts		2,631					-
Reimbursements		-					-
C/O Sale		147,823					-
Mgmt Fee		216,273					1,350,470
Misc Receipts		116,902					9,667
Tax Refund		1,469,206					-
Payroll Transfer from Non-Debtor	A	496,397					-
Total Receipts		5,114,305	190,456	-	-	-	1,360,136	-	-	-

Unrealized gain / (loss) on investment		(22,312)

Transfers In / (Out)	B	(23,652,131)	25,000,000	(57,677)	-	-	(1,238,195)	-	-	-

Disbursements
Salaries & Wages	A	1,064,903					-
Tax & Fringe		260,116					129,117
Other Employee Benefits		18,785					-
401K Funding		20,637					-
Office Rental		207,587					-
Business Taxes / Licenses		33,450					-
Consultant Fees		59,931					-
PA Sales Tax		418					-
Parent Funding Fees		163,169					-
Bank Service Charge		247	10				180
Telecommunications		18,172					-
Travel & Entertainment		40,858					-
Repair, Maintenance & Supplies		171,794					-
Equipment Rental		12,056					-
Office Supplies		1,609					-
Postage		18,531					-
Utilities		54,296					-
Other Miscellaneous		50,262					-
Redi Reserve		-					-
Total Disbursements		2,196,821	10	-	-	-	129,297	-	-	-

Net Cash Flow		(20,734,647)	25,190,446	(57,677)	-	-	(7,356)	-	-	-

Cash - End of Reporting Period		$81,416,951	$25,196,263	$-	$1,644	$842,656	$534,918	$4,990	$90	$49,990

Notes:
A.
Payroll is funded and distributed out of one account within Advanta Corp. for both the debtor and non-debtor entities. Receipts from non-debtor entities are $829,293 while distributions from non-debtor entities are $496,208.

B.	Transfers In/Out do not net to zero in total due to an account closure near month-end. The $6,296 check for the balance was not received by December 31, 2009 and was deposited in January 2010.
MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS	Case No. 09-13931 (KJC)
Debtors		Reporting Period: December 1, 2009 to December 31, 2009

Debtor		Advanta Investment Corp.	Advanta Auto Finance Corp.	Advanta Advertising Inc.	Advanta Credit Card Rec Corp.	Advanta Ventures Inc.	Advantennis Corp.	ideablob Corp.	BizEquity Corp.	Great Expectations Franchise Corp.	Great Expectations Int'l Corp.	Total
Cash - Beginning of Reporting Period		$4,990	$79,552	$990	$21,211	$90	$61,447	$93,577	$31,350	$1,153	$4,360	$103,977,769
Receipts
Receivable Receipts			-		-			-				2,665,072
Class D Interest			-		-			-				190,456
Investment Receipts			-		-			-				2,631
Reimbursements			-		-			-				-
C/O Sale			-		-			-				147,823
Mgmt Fee			-		-			-				1,566,743
Misc Receipts			548		-			862				127,979
Tax Refund			-		-			-				1,469,206
Payroll Transfer from Non-Debtor	A		-		-			-				496,397
Total Receipts		-	548	-	-	-	-	862	-	-	-	6,666,308

Unrealized gain / (loss) on investment												(22,312)

Transfers In / (Out)	B	-	(27)	-	-	-	-	(34,941)	(23,326)	-	-	(6,296)

Disbursements
Salaries & Wages	A		-		-			-				1,064,903
Tax & Fringe			-		-			-				389,233
Other Employee Benefits			-		-			-				18,785
401K Funding			-		-			-				20,637
Office Rental			-		-			-				207,587
Business Taxes / Licenses			-		-			-				33,450
Consultant Fees			-		-			-				59,931
PA Sales Tax			-		-			-				418
Parent Funding Fees			-		-			-				163,169
Bank Service Charge			-		63			91				590
Telecommunications			-		-			-				18,172
Travel & Entertainment			-		-			-				40,858
Repair, Maintenance & Supplies			-		-			-				171,794
Equipment Rental			-		-			-				12,056
Office Supplies			-		-			-				1,609
Postage			-		-			-				18,531
Utilities			-		-			-				54,296
Other Miscellaneous			-		10			120		339	914	51,645
Redi Reserve			-		-			-				-
Total Disbursements		-	-	-	73	-	-	211	-	339	914	2,327,665

Net Cash Flow		-	521	-	(73)	-	-	(34,289)	(23,326)	(339)	(914)	4,332,347

Cash - End of Reporting Period		$4,990	$80,074	$990	$21,138	$90	$61,447	$59,288	$8,025	$815	$3,446	$108,287,803

Notes:
A.
Payroll is funded and distributed out of one account within Advanta Corp. for both the debtor and non-debtor entities. Receipts from non-debtor entities are $829,293 while distributions from non-debtor entities are $496,208.

B.	Transfers In/Out do not net to zero in total due to an account closure near month-end. The $6,296 check for the balance was not received by December 31, 2009 and was deposited in January 2010.
MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 to December 31, 2009

CASH DISBURSEMENTS JOURNALS
Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)
Total Disbursements		457,923	935,860	1,393,783
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$457,923	$935,860	$1,393,783	$6,500

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)
Total Disbursements		152,496	825,810	978,306
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$152,496	$825,810	$978,306	$4,875

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Credit Card Rec Corp.	09-14127 (KJC)
Total Disbursements		-	73	73
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$73	$73	$325

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Advanta Business Serv Holding Corp.	09-13935 (KJC)
Total Disbursements		-	80	80
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$80	$80	$325

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
BizEquity Corp.	09-14130 (KJC)
Total Disbursements		-	42,054	42,054
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$-	$42,054	$42,054	$650

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)
Total Disbursements		4,575	26,327	30,902
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$4,575	$26,327	$30,902	$650

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Great Expectations Franchise Corp.	09-13936 (KJC)
Total Disbursements		278	914	1,192
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$278	$914	$1,192	$325

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)
Total Disbursements		336	339	675
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$336	$339	$675	$325

Debtor	Case No.	Nov	Dec	Quarterly Disb.	Fees
Total
Total Disbursements*		615,608	1,831,457	2,447,065
Less: Transfers to Debtor in Possession Accounts		-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$615,608	$1,831,457	$2,447,065	$13,975

The following debtors have zero disbursements during the period:
Debtor Name	Debtor Case No.
Advanta Service Corp.	09-13932 (KJC)				$325
Advanta Business Services Corp.	09-13933 (KJC)				$325
Advanta Mortgage Corp. USA	09-13937 (KJC)				$325
Advanta Mortgage Holding Company	09-13938 (KJC)				$325
Advanta Auto Finance Corporation	09-13939 (KJC)				$325
Advantatennis Corp.	09-13941 (KJC)				$325
Advanta Investment Corp.	09-13942 (KJC)				$325
Advanta Advertising Inc.	09-13943 (KJC)				$325
Advanta Finance Corp.	09-13944 (KJC)				$325
Advanta Ventures Inc.	09-14125 (KJC)				$325
Great Expectations Management Corp.	09-13940 (KJC)				$325

				TOTAL FEES	$17,550

* Disbursements differ from the schedule of cash receipts and disbursements due to payroll disbursements for non-debtor entities of $496,208 as mentioned in note A on MOR-1.

MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 to December 31, 2009

Debtors Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From December 1, 2009 to December 31, 2009

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of December 31, 2009.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.  The Debtors affirm that the following bank accounts were opened during the current reporting period:

Debtor	Bank/Institution	Balance at December 31, 2009	Date Opened
Advanta Corp.	Dreyfus Treasury Prime Cash Management (account ######4719)	$67,453,577.13	12/22/09

Attached is a list of Debtors’ bank accounts and balances as of December 31, 2009.

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: December 1, 2009 through December 31, 2009

List of Bank Accounts for Debtor Entities
		December 31, 2009
Advanta Corp. Accounts	Bank	Bank Balance
Master Concentration (#XXX2271)	Republic First Bank	$9,925,566.02
Accounts Payable (#XXX2328)	Republic First Bank	298,552.75
Investment Notes Online Draft (#XXX1593)	Republic First Bank	0.01
Investment Notes Batch Checks (#XXX1607)	Republic First Bank	2,658.40
Official Check Funding (#XXX1216)	Republic First Bank	2,441,755.10
Care Assistance (#XXX2336)	Republic First Bank	149,486.36
ACH Taxes (#XXX2344)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	Republic First Bank	29,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	Wachovia	16,657.21
Wachovia Foreign Exchange Wires (#XXXXXXXXX2709)	Wachovia	20,590.66

Total Advanta Corp.		12,884,266.52

Entity Level Accounts
Advanta Shared Services Corp. (#XXX3235)	Republic First Bank	534,918.29
Advanta Credit Card Receivables Corp. (#XXX3332)	Republic First Bank	21,137.70
Advanta Advertising (#XXX3006)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	Republic First Bank	80,073.66
Advanta Business Services Corp. (#XXX3030)	Republic First Bank	842,655.56
Advanta Business Services Holding Corp. (#XXX3049)	Republic First Bank	25,196,263.48
Advanta Finance Corp. (#XXX3065)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	Republic First Bank	61,446.51
BizEquity Corp. (#XXX3286)	Republic First Bank	8,024.56
ideablob Corp. (#XXX3251)	Republic First Bank	59,288.29
Great Expectations Int'l Inc. (#XXXXXXX3439)	PNC	814.72
Great Expectations Franchise Corp. (#XXXXXX3471)	PNC	3,445.60

Total Entity Level		26,870,852.10

Ending Bank Cash Balance		$39,755,118.62

Investment Accounts (all Advanta Corp.)
CRA Advisors (#XXXXXXX5289)		$1,079,107.50
Dreyfus Fund 761 (######4719)		67,453,577.13

Total Investment Accounts		$68,532,684.63

Ending Cash & Investments		$108,287,803.25

MOR-1a

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: December 1, 2009 to December 31, 2009

Schedule of Section 327 Professional Fees and Expenses Paid
				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No payments during reporting period

MOR-1b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

INCOME STATEMENTS
FOR THE MONTH ENDED DECEMBER 31, 2009
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.

Net interest income	$27	$21	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	27	21	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	2,166	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(81,319)	0	0	0	0	(2,221)	0	0	1
Intercompany management fees	51	0	0	1,958	0	0	0	0	0
Other noninterest revenue	19	0	0	0	0	0	0	0	0
Total other revenues, net	(81,249)	0	0	1,958	0	(2,221)	0	0	1

Total noninterest revenues (losses)	(81,249)	2,166	0	1,958	0	(2,221)	0	0	1

Operating expenses:
Personnel expense	(1,453)	0	0	538	0	0	0	0	0
External processing	0	0	0	(10)	0	0	0	0	0
Advertising expense	0	0	0	7	0	0	221	0	0
Postage expense	1	0	0	1	0	0	0	0	0
Professional fees	0	0	0	75	0	0	0	0	0
Consultant fees	(2)	0	0	11	0	0	0	0	0
Equipment expense	8	0	0	200	0	0	0	0	0
Telephone expense	5	0	0	12	0	0	0	0	0
Occupancy expense	0	0	0	660	0	0	0	0	0
Intercompany servicing fees	1,535	0	0	0	0	0	0	0	0
Other expenses	180	0	0	(330)	0	0	2,000	0	0
Total operating expenses	273	0	0	1,164	1	0	2,221	0	0

Reorg. exp. - Professional fees (A)	1,126	0	0	100	0	0	0	0	0
Reorg. exp. - Severance	338	0	0	(2)	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	4	0	0	0	0	0	0	0	0
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
Reorganization items	1,474	0	0	98	0	0	0	0	0

Pretax income (loss)	(82,969)	2,187	0	695	(1)	(2,221)	(2,221)	0	1

Income tax expense (benefit)	(50,272)	0	0	0	0	0	0	0	0

Net income (loss)	$(32,696)	$2,187	$0	$695	$(1)	$(2,221)	$(2,221)	$0	$1

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A)  Reorg. exp. - Professional fees for Advanta Shared Services Corp. include an estimated $54 thousand of audit fees paid on behalf of non-debtor subsidiaries of Advanta Corp., which are reimbursed via intercompany management fees.

MOR-2a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

INCOME STATEMENTS
FOR THE MONTH ENDED DECEMBER 31, 2009
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.

Net interest income	$0	$0	$0	$662	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	(1,175)	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	1,837	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	4	0	0	0	0	0	0
Equity in earnings of subs	0	0	0	0	(148)	0	0	(1)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	6	0	0	0	0	0	0
Total other revenues, net	1	0	0	10	(148)	0	0	(1)	0	0

Total noninterest revenues (losses)	1	0	0	10	(148)	0	0	(1)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(26)	(92)	0	0	0
External processing	0	0	0	0	0	0	0	0	1	0
Advertising expense	0	0	0	0	0	(3)	(0)	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	14	1	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	0	(1)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	165	0	0	0	0	0	0
Other expenses	0	0	0	0	0	52	(2)	0	0	0
Total operating expenses	0	0	0	165	0	84	(93)	0	1	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	60	97	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	60	97	0	0	0

Pretax income (loss)	1	0	0	1,682	(148)	(144)	(4)	(1)	(1)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$1	$0	$0	$1,682	$(148)	$(144)	$(4)	$(1)	$(1)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees.
These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH DECEMBER 31, 2009
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.

Interest income	$106	33	0	$0	0	0	0	0	0

Interest expense	0	0	0	0	0	0	0	0	0

Net interest income	$106	$33	$0	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	106	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(102,226)	22	0	0	0	(2,383)	0	(0)	1
Intercompany management fees	91	0	0	3,259	0	0	0	0	0
Other noninterest revenue	20	0	23	0	0	0	0	0	0
Total other revenues, net	(102,115)	22	23	3,259	0	(2,383)	0	(0)	1

Total noninterest revenues (losses)	(102,115)	2,073	23	3,259	0	(2,383)	0	(0)	1

Operating expenses:
Personnel expense	(781)	0	0	784	0	0	0	0	0
External processing	0	0	0	(6)	0	0	0	0	0
Advertising expense	1	0	0	7	0	0	383	0	0
Postage expense	1	0	0	1	0	0	0	0	0
Professional fees	0	0	0	117	0	0	0	0	0
Consultant fees	102	0	0	14	0	0	0	0	0
Equipment expense	8	0	0	261	0	0	0	0	0
Telephone expense	5	0	0	13	0	0	0	0	0
Occupancy expense	0	0	0	735	0	0	0	0	0
Intercompany servicing fees	2,512	0	0	0	0	0	0	0	0
Other expenses	334	0	0	361	0	0	2,000	0	0
Total operating expenses	2,183	0	0	2,288	1	0	2,383	0	0

Reorg. exp. - Professional fees (A)	1,651	0	0	200	0	0	0	0	0
Reorg. exp. - Severance	520	0	0	76	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	8	0	0	0	0	0	0	0	0
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
Reorganization items	2,184	0	0	276	0	0	0	0	0

Pretax income (loss)	(106,376)	2,106	22	695	(1)	(2,383)	(2,383)	(0)	1

Income tax expense (benefit)	(50,272)	0	0	0	0	0	0	0	0

Net income (loss)	$(56,104)	$2,106	$22	$695	$(1)	$(2,383)	$(2,383)	$(0)	$1

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A) Reorg. exp. - Professional fees for Advanta Shared Services Corp. include an estimated $108 thousand of audit fees paid on behalf of non-debtor subsidiaries of Advanta Corp., which are reimbursed via intercompany management fees.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH DECEMBER 31, 2009
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.

Interest income	0	0	0	662	0	0	0	0	0	0

Interest expense	0	0	0	53	0	0	0	0	0	0

Net interest income	$0	$0	$0	$609	$0	$0	$0	$0	$0	$0

Provision for credit losses	0	0	0	612	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(2)	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income (loss)	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	8	0	0	0	0	0	0
Equity in earnings of subs	0	0	0	0	(206)	0	0	(1)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	1	0	0	5	0	0	0	0	0	0
Total other revenues, net	1	0	0	14	(206)	0	0	(1)	0	0

Total noninterest revenues (losses)	1	0	0	14	(206)	0	0	(1)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(21)	(79)	0	0	0
External processing	0	0	0	0	0	0	0	1	1	0
Advertising expense	0	0	0	0	0	2	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	22	1	0	0	0
Equipment expense	0	0	0	0	0	62	0	0	0	0
Telephone expense	0	0	0	0	0	0	(1)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	224	0	0	0	0	0	0
Other expenses	0	0	0	0	0	55	7	0	0	0
Total operating expenses	0	0	0	224	0	121	(71)	1	1	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	60	97	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	60	97	0	0	0

Pretax income (loss)	1	0	0	(213)	(206)	(180)	(26)	(2)	(1)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$1	$0	$0	$(213)	$(206)	$(180)	$(26)	$(2)	$(1)	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees.
These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

BALANCE SHEETS
AS OF DECEMBER 31, 2009
(Unaudited)
(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
ASSETS
Cash:
Intercompany cash	$24	$0	$0	$0	$0	$0	$0	$0	$0
External cash	9,576	25,387	843	677	2	1	61	5	0
Total cash	9,599	25,387	843	677	2	1	61	5	0
Intercompany restricted
interest-bearing deposits	1,200	0	0	0	0	0	0	0	0
Investments available for sale	70,670	0	0	0	0	0	0	0	0
Receivables, net	1,587	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	7,052	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	520	0	0	18,107	653	0	0	0	0
Accumulated depreciation	(358)	0	0	(11,516)	(638)	0	0	0	0
Premises and equipment, net	162	0	0	6,591	15	0	0	0	0
Other assets:
Investment in subsidiaries	(117,850)	5,605	0	0	0	(16,262)	0	52	19,874
Intercompany assets	2,175	0	0	0	0	0	0	0	0
Intercompany receivables	215,059	0	15,774	3,730	190	0	(0)	711	0
Tax assets	21,048	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,458	0	0	5,535	0	0	0	0	0
Total other assets	169,891	32,220	21,193	10,423	5,261	(16,262)	4,276	1,613	19,874
Total assets	$253,110	$64,660	$22,035	$17,690	$5,278	$(16,261)	$4,338	$1,618	$19,874

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$25,000	$0	$0	$0	$0	$0	$0	$0
Intercompany advance payables	0	0	0	0	0	0	0	0	0
Other liabilities	2,107	0	0	529	0	0	0	0	0
Total liabilities not subject to compromise	2,107	25,000	0	529	0	0	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	133,277	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0
Intercompany advance payables	54	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	31,673	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	32,849	0	53	2,254	2	0	0	0	0
Total other liabilities	79,463	47,848	16,431	15,440	28,187	2,006	17,388	40,913	9,288
Total liabilities subject to compromise	305,030	47,848	16,431	15,977	28,187	2,006	20,600	40,913	9,288

Total liabilities	307,136	72,848	16,431	16,505	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	(54,027)	(8,188)	5,605	1,185	(22,909)	(18,267)	(16,262)	(39,295)	10,586

Total liabilities and equity	$253,110	$64,660	$22,035	$17,690	$5,278	$(16,261)	$4,338	$1,618	$19,874

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries.

These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

BALANCE SHEETS

AS OF DECEMBER 31, 2009

(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
ASSETS
Cash:
Intercompany cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	80	50	5	21	0	17	79	1	3	0
Total cash	80	50	5	21	0	17	79	1	3	0
Intercompany restricted
interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	36,986	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	36	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(16)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	20	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,626)	0	0	3	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	(51)	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	417	0	0	0	0	0	0
Total other assets	436	70,380	51,102	5,961	(18,626)	0	(51)	3	0	0
Total assets	$516	$70,430	$51,107	$42,968	$(18,626)	$37	$29	$4	$3	$0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany advance payables	0	0	0	224	0	65	0	0	0	0
Other liabilities	0	0	0	0	0	66	81	0	0	0
Total liabilities not subject to compromise	0	0	0	224	0	131	81	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	35,596	0	137	15,099	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	0	0	0	0	0	0	0
Intercompany advance payables	3	46,357	965	10,525	0	2,099	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	56	28	0	0	0
Total other liabilities	1,339	49,733	3,038	10,525	0	2,155	1,088	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	46,121	0	2,292	16,187	0	0	0

Total liabilities	1,339	49,733	3,038	46,345	0	2,423	16,268	0	0	0

Stockholders' equity	(823)	20,697	48,069	(3,377)	(18,626)	(2,387)	(16,240)	4	3	0

Total liabilities and equity	$516	$70,430	$51,107	$42,968	$(18,626)	$37	$29	$4	$3	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities. The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries.

These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
ASSETS
Cash:
Intercompany cash	$1,661	$0	$0	$23	$0	$0	$0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted
interest-bearing deposits	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Intercompany assets	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$17,362	$5,279	$(13,878)	$6,721	$1,618	$19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 through December 31, 2009

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BizEquity Corp.	ideablob Corp.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
ASSETS
Cash:
Intercompany cash	$2	$0	$0	$0	$0	$0	$0	$0	$0	$0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted
interest-bearing deposits	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Intercompany assets	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$51,107	$46,309	$(18,420)	$72	$57	$6	$5	$0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: December 1, 2009 to December 31, 2009

Declaration Regarding the Status of Post Petition Taxes of the Debtors
December 31, 2009

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: December 1, 2009 through December 31, 2009

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors	$27,665.97					$27,665.97

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system.  This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

MOR-4

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: December 1, 2009 through December 31, 2009

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$47,360,001
+ Amounts billed during the period	680,145
- Amounts collected during the period	(2,509,849)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(1,126,877)
Total Accounts Receivable at ending of the reporting period	$44,403,420

Accounts Receivable Aging
0-30 days old	$38,983,255
31-60 days old	2,509,285
61-90 days old	1,599,039
91 + days old	1,311,841
Total Accounts Receivable	44,403,420
Amounts considered uncollectible (Bad Debt)	(5,830,175)
Accounts Receivable (Net)	$38,573,245

Note: Accounts Receivable above does not include intercompany receivables from non-debtor entities.

MOR-5

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: December 1, 2009 through December 31, 2009

Debtor Questionnaire
For the Month Ended December 31, 2009

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation. (A)	Y
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation.	Y
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation.	Y
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3. (B)
Y

(A)	On December 8, 2009, Advanta Corp. sold the use of the luxury suite at Lincoln Financial Field for the 12/27/09
Philadelphia Eagles versus Denver Broncos game for $10,000. Cash proceeds were $8,500 after commission.

(B)	Advanta Corp. opened a new investment account, Dreyfus Treasury Prime Cash Management
(account ######4719), on 12/22/09. The Debtors are working with Dreyfus to prepare the documentation required pursuant to Delaware Local Rule 4001-3 and will file it with the Court when ready.

MOR-5